Exhibit 99.2

180 Life Sciences Corp. Expands Intellectual Property Portfolio

NEW YORK, October 06, 2020 /Globe Newswire/ -- KBL Merger Corp. IV (NASDAQ: KBLM or the “Company”), a special purpose acquisition company (SPAC) that previously announced the signing of a definitive agreement to acquire 180 Life Sciences Corp. (“180 Life Sciences”), today announced that 180 Life Sciences continues to expand their robust IP portfolio.

180 Life Sciences is an applicant and licensee of a broad and growing patent portfolio for three major drug platforms in the areas of inflammation, fibrosis and pain. The patent portfolio covers 14 patent families with 42 patents issued and 32 pending in several important jurisdictions, including the United States, Canada, Europe, Australia, Japan and China.

On June 3rd, 2020, the EU Patent and Trademark Office granted patent number 2547363 “Methods of Prevention or Treatment of Triggered Inflammatory Reactions Using TNF Alpha Antagonist”, which is part of a family of patents the Company has in its extensive patent portfolio.

Other recent filings and grants include:

●	Granted: January 14th, 2020 Chinese patent ZL201580020978.7 for SCA: cyclohexenyl compounds, compositions comprising them and uses.

●	FILED: April 22nd, 2020 US patent application 62/704,121 SCA: bioactive phenolate ionic complexes.

●	GRANTED: June 2nd, 2020 US patent 10669334 treatment for Dupuytren’s Disease.

●	FILED: September 1st, 2020 Hong Kong patent application 62020001194.3 for method of treating systemic fibrotic disorders using an IL-33/TNF bispecific antibody.

The Company’s patent portfolio is made up of both its own IP and exclusive worldwide licenses, with, Oxford University Innovation Limited, The Kennedy Trust for Rheumatology Research University of Oxford, Stanford University, and the Hebrew University.

“The issuance of our European patents significantly strengthens the IP portfolio governing our lead program,” said Dr. James Woody, CEO of 180 Life Sciences, “We are committed to broadening our global patent estate as we continue to expand our internal pipeline and increase patient access to innovative therapies. Having this most recent patent awarded in the EU is important as it provides validation in the 12 largest countries in the EU, including the UK, and provides the platform to be able to expand clinical trials, commercialization and partnering efforts throughout Europe. We look forward to achieving additional milestones by the end of 2020.”

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain by leveraging the combined expertise of luminaries in therapeutics from Oxford University, the Hebrew University and Stanford University. 180 Life Sciences is leading the research into solving one of the world’s biggest drivers of disease – inflammation. The company is driving groundbreaking study into clinical programs, which are seeking to develop novel drugs addressing separate areas of inflammation for which there are no effective therapies. The company’s primary platform is a novel program to treat fibrosis using anti-TNF, with its lead program in phase 2b/3 clinical trials.

About KBL Merger Corp. IV

KBL Merger Corp. IV is a blank check company that raised $115 million with the goal of identifying and acquiring a company with a strong value proposition mainly in the U.S. healthcare industry. KBL Merger Corp. IV focused on this industry due to its management’s deep experience in this large, growing segment of the U.S. economy. Marlene Krauss, MD is the CEO of KBL Merger Corp. This is Dr. Krauss’ fourth SPAC in the healthcare space. She has invested more than $1 billion through three institutional venture capital funds, numerous IPOs and three prior SPACS.

Additional Information and Where to Find It

KBLM has filed a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus for KBLM’s stockholders, with the Securities and Exchange Commission. The definitive proxy statement/prospectus will be mailed to KBLM’s stockholders that do not opt to receive the document electronically. KBLM and 180 Life Sciences urge investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read KBLM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the proposed business combination. KBLM’s definitive proxy statement/prospectus, which is included in the registration statement, will be mailed to stockholders of KBLM as of the close of business on September 30, 2020. KBLM’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

KBLM and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of KBLM’s stockholders to be held to approve the proposed transactions in connection with the business combination with 180 Life Sciences. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBLM’s stockholders in connection with the proposed business combination with 180 Life Sciences are set forth in the preliminary proxy statement/prospectus included in the registration statement that was filed with the SEC on August 28, 2020. You can find information about KBLM’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 7, 2020. You can obtain free copies of these documents from KBLM using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination between KBLM and 180 Life Sciences and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KBLM and 180 Life Sciences, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBLM’s continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by KBLM stockholders; the ability to meet the Nasdaq Stock Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; 180 Life Sciences’ ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; 180 Life Sciences’ estimates of the size of the markets for its potential drug products; potential litigation involving KBLM or 180 Life Sciences or the validity or enforceability of the intellectual property of 180 Life Sciences; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBLM’s most recent filings with the SEC, as well as in the definitive proxy statement/prospectus filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBLM or 180 Life Sciences, the transactions described herein or other matters and attributable to KBLM or 180 Life Sciences or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBLM or 180 Life Sciences undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts:

Media Inquiries:

Elyse Segall

Pr Revolution

516-901-9095

Elyse@prrevolution.com

Investors:

Jason Assad

Director of IR

180 Life Sciences Corp

678-570-6791

Jason@180lifesciences.com

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